UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-03691

LORD ABBETT MID CAP STOCK FUND, INC.

(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, New Jersey 07302-3973

(Address of principal executive offices) (Zip code)

Lawrence B. Stoller, Esq.
Vice President, Secretary, and Chief Legal Officer
90 Hudson Street, Jersey City, New Jersey 07302-3973

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 522-2388

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2022

Item 1:	Report(s) to Shareholders.

LORD ABBETT
ANNUAL REPORT

Lord Abbett
Mid Cap Stock Fund

For the fiscal year ended December 31, 2022

Table of Contents

1	A Letter to Shareholders

5	Investment Comparison

6	Information About Your Fund’s Expenses and Holdings Presented by Sector

9	Schedule of Investments

12	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

20	Notes to Financial Statements

31	Report of Independent Registered Public Accounting Firm

32	Supplemental Information to Shareholders

Lord Abbett Mid Cap Stock Fund
Annual Report

For the fiscal year ended December 31, 2022

From left to right: James L.L. Tullis, Independent Chair of the Lord Abbett Funds and Douglas B. Sieg, Director, President and Chief Executive Officer of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Mid Cap Stock Fund for the fiscal year ended December 31, 2022. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and timely information about the Fund, please visit our website at www.lordabbett.com, where you can also access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Douglas B. Sieg
Director, President and Chief Executive Officer

For the fiscal year ended December 31, 2022, the Fund returned -11.06%, reflecting performance at the net asset value (“NAV”) of Class A shares with all distributions reinvested, compared to its benchmark, the Russell Midcap® Value Index*, which returned -12.03% over the same period.

U.S. markets faced many challenges throughout the twelve-month period ending December 31, 2022, including the spread of the Omicron variant of COVID-19, supply chain dislocations, labor shortages, inflationary pressures, tighter fiscal and monetary policy, and Russia’s invasion of Ukraine. The Dow Jones Industrial Average and S&P 500® Index fell -6.86% and -18.11%, respectively, while the tech-

heavy Nasdaq Composite suffered even greater losses, falling -32.54%. Value stocks1 significantly outperformed growth stocks2 (-7.98% vs -28.97%), while large cap stocks3 slightly edged out small cap stocks4 (-19.13% vs -20.44%).

To begin the twelve-month period, U.S. markets grappled with COVID-19 cases hitting the highest levels of the pandemic, rising above 580,000 new cases in the last week of December 2021, more than doubling the previous record high. The spike in cases occurred shortly after the World Health Organization designated the newly discovered Omicron variant as a “variant of concern”, leading to one of the largest selloffs of U.S. risk assets since the start of the pandemic, amid fears that the world would succumb to a new wave of infections. However, negative sentiment quickly reversed as cases proved to be generally less severe than prior strains. Market sentiment also increased after the Center for Disease Control shortened its suggested isolation policy for those infected from 10 days to five.

Inflationary concerns began to take focus towards the end of 2021 and became a dominant story throughout the period. Headline consumer price index (CPI) readings had hovered a little above 5% year-over-year for most of 2021, which led investors to question whether this period of rising prices would be more persistent than originally thought. This debate was intensified by the December 2021 headline CPI rising 7.0% year-over-year, the fastest pace since 1982. The sharp increase in prices was generally due to supply and demand imbalances across multiple industries, led initially by energy, food, and used cars. Inflation readings continued to climb throughout the first half of 2022, peaking at 9.1% year-over-year in June. Increases in energy costs were even more profound, rising by more than 30% year-over-year by the end of June. The energy sector, which had been subject to rising consumer demand as global economies reopened from lockdowns induced by COVID-19, faced added friction with Russia’s invasion of Ukraine since Russia has been a large exporter of oil and certain minerals. Various sanctions imposed on Russia from Western nations led to a surge in commodity prices, with crude oil reaching over $100 per barrel for the first time since 2014.

The surge in prices forced the U.S. Federal Reserve (Fed) into a more aggressive approach to combating inflation. After remaining mostly consistent in its messaging that price pressures would likely be transitory, elevated and more persistent inflation pressures caused the Fed to move the target federal funds rate into more restrictive territory. This resulted in a 25 basis point (bps) hike in the federal funds rate at the March Federal Open Market Committee (FOMC) meeting, the first hike in more than three years. Six additional rate hikes of 50 bps, 75 bps, 75 bps, 75 bps, 75 bps, and 50 bps, respectively, followed in the succeeding months as inflation prints continued to come in hotter than expected, resulting in a federal funds rate of 4.5% by the end of the period, the highest level in 15 years. While the shift down in the pace of rate hikes supported the narrative that the Fed may begin to cut rates by the end of 2023, the Fed’s updated Summary of Economic Projections showed a more hawkish outlook, raising the outlook for the fed funds rate through 2025 from September’s forecasts – including a median forecast of 5.1% for 2023, 4.1% in 2024, and 3.1% in 2025. Fed Chair Powell also struck a hawkish tone in the press conference following the December FOMC meeting, sticking to the higher-for-longer messaging. Bond yields shot up over the period in response to this aggressive policy, leading to a bearish curve flattening and ultimately a yield curve inversion, as shorter-term yields moved higher than longer-term yields.

Separately, global markets faced increased geopolitical tensions due to Russia’s invasion of Ukraine on February 23rd. Tensions remained elevated for the remainder of the twelve-month period, as Russia continued to weaponize energy flows, annexed four Ukrainian regions, and ratcheted up its nuclear warnings. In addition, the rhetoric between the U.S. and China over Taiwan further heated up after U.S. House of Representatives Speaker Nancy Pelosi visited Taiwan in August.

Key macroeconomic indicators mostly trended lower throughout the period, with the U.S. reporting negative gross domestic product of -1.6% in the first quarter of 2022 and -0.6% in the second quarter before growing 3.2% in the third quarter. Worries among investors that a recession was pending continued to grow, leading to a decline in the consumer confidence index to lower levels than during the height of the COVID-19 pandemic and the global financial crisis of 2008.

Despite rising recessionary signs, select bright spots in the U.S. economy supported the idea that a potential recession would be shallow. For example, one positive development was the peak inflation narrative, which included a 99-day stretch of declines in U.S. gasoline prices and November CPI coming in better than expected on both the headline and core numbers. In addition, apartment rents fell for the first time in nearly two years in July, and lumber prices declined by more than 70% from their March peak late in the third quarter, falling back to pre-COVID levels. The third quarter of the 2022 earnings season also generated a lot of “better-than-feared” takeaways, including a common theme of relatively stable demand and pricing power protecting margins. While third quarter earnings were slightly below expectations, comments from management generally provided evidence of healthy consumer spending. Capital return and capital expenditures were also mentioned as relative bright spots as companies flagged easing labor shortages and supply chain constraints. The U.S. labor market also remained strong over the period, with the national unemployment rate at 3.5% as of the end of December.

In terms of the Fund’s key performance drivers, over the twelve-month period ending December 31, 2022, security selection within the Industrials sector contributed to the Fund’s relative performance. Within the Industrials sector, EMCOR Group, Inc., which engages in the provision of electrical and mechanical construction, and facilities services, contributed to relative performance. Shares rallied after the company reported third quarter earnings above expectations. The Fund’s position in Nexstar Media Group, Inc., a television broadcasting and digital media company, also contributed to relative performance. Shares rallied after the company announced that the board approved a new share repurchase program authorizing the company to repurchase up to $1.5B of its common stock. The Fund’s position in Curtiss-Wright Corporation, a global integrated business that provides engineered products, solutions, and services mainly to the aerospace and defense markets, also contributed to relative performance. Shares rallied after the company reported strong second quarter earnings, followed by another strong third quarter earnings report. In the second quarter specifically, the company reported new orders of $776M, up 13%, reflecting strong aerospace & defense market demand.

Conversely, one of the largest detractors from relative performance during the twelve-month period ending December 31, 2022, was Caesars Entertainment, a casino management company. Shares fell after the company reported that revenue was short of expectations in the first quarter. The company faced headwinds throughout the period as it had notable financial leverage. We believe the company should benefit both from the company’s intention to reduce its overall leverage as well as the resumption of international travel. The Fund’s position in KKR & Co., Inc, a leading alternatives investment firm, also detracted from relative performance. Amid the flattening of the yield curve, rate volatility, and skepticism around global growth prospects, the Financials sector came under pressure. In addition to the sector headwinds, shares of KKR & Co. were negatively impacted by its failure to close its acquisition of Telecom Italia. We believe the company stands to benefit from increasing allocations to alternatives by retail and institutional investors as well as a rising proportion of fee-related income. The Fund’s position in Spectrum Brands Holdings, Inc., a consumer products and home essentials company, also detracted from relative performance. Shares fell after Assa Abloy, which engages in the provision of intelligent lock and security solutions, issued a statement regarding the U.S. DOJ’s blocking of Assa Abloys’s proposed acquisition of the hardware and home improvement division of Spectrum Brands. The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

*     The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value index.

1   As represented by the Russell 3000® Value Index as of 12/31/2022.

2   As represented by the Russell 3000® Growth Index as of 12/31/2022.

3   As represented by the Russell 1000® Index as of 12/31/2022.

4   As represented by the Russell 2000® Index as of 12/31/2022.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

During certain periods shown, expense waivers and reimbursements were in place. Without such expense waivers and reimbursements, the Fund’s returns would have been lower.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of December 31, 2022. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its position in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell Midcap® Value Index and the S&P MidCap 400® Value Index, assuming reinvestment of all dividends and distributions. The performance of the other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods, expenses of the Fund have been waived or reimbursed by Lord Abbett; without such waiver or reimbursement of expenses, the Fund’s returns would have been lower. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable Sales Charge for the Periods Ended December 31, 2022
	1 Year	5 Years	10 Years	Life of Class
Class A3	–16.19%	3.12%	7.40%	–
Class C4	–12.57%	3.56%	7.24%	–
Class F5	–10.93%	4.51%	8.22%	–
Class F3[6]	–10.78%	4.70%	–	4.96%
Class I5	–10.85%	4.61%	8.32%	–
Class P5	–11.27%	4.13%	7.87%	–
Class R2[5]	–11.40%	3.97%	7.67%	–
Class R3[5]	–11.31%	4.11%	7.79%	–
Class R4[7]	–11.09%	4.34%	–	5.15%
Class R5[7]	–10.85%	4.60%	–	5.40%
Class R6[7]	–10.79%	4.69%	–	5.51%

1   Reflects the deduction of the maximum initial sales charge of 5.75%.

2   Performance of each unmanaged index does not reflect any fees or expenses. The performance of each index is not necessarily representative of the Fund’s performance.

3   Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for the periods shown ended December 31, 2022, is calculated using the SEC-required uniform method to compute such return.

4   The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

5   Performance is at net asset value.

6   Commenced operations and performance for the Class began on April 4, 2017. Performance is at net asset value.

7   Commenced operations and performance for the Class began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 through December 31, 2022).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses Paid During Period 7/1/22 – 12/31/22” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period†
	7/1/22	12/31/22	7/1/22 – 12/31/22
Class A
Actual	$1,000.00	$1,074.90	$5.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.11	$5.14
Class C
Actual	$1,000.00	$1,070.50	$9.24
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.28	$9.00
Class F
Actual	$1,000.00	$1,075.60	$4.50
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.87	$4.38
Class F3
Actual	$1,000.00	$1,076.40	$3.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.78	$3.47
Class I
Actual	$1,000.00	$1,075.90	$4.03
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.92
Class P
Actual	$1,000.00	$1,073.70	$6.32
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.11	$6.16
Class R2
Actual	$1,000.00	$1,072.70	$7.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.92
Class R3
Actual	$1,000.00	$1,073.20	$6.64
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.80	$6.46
Class R4
Actual	$1,000.00	$1,074.80	$5.33
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	$5.19
Class R5
Actual	$1,000.00	$1,076.00	$3.98
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.37	$3.87
Class R6
Actual	$1,000.00	$1,076.40	$3.56
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.78	$3.47

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (1.01% for Class A, 1.77% for Class C, 0.86% for Class F, 0.68% for Class F3, 0.77% for Class I, 1.21% for Class P, 1.36% for Class R2, 1.27% for Class R3, 1.02% for Class R4, 0.76% for Class R5 and 0.68% for Class R6) multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

December 31, 2022

Sector*	%**
Communication Services	1.16%
Consumer Discretionary	7.59%
Consumer Staples	5.19%
Energy	6.11%
Financials	20.01%
Health Care	9.25%
Industrials	19.32%
Information Technology	9.09%
Materials	7.72%
Real Estate	6.28%
Utilities	6.37%
Repurchase Agreements	1.91%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments, which excludes derivatives.

Schedule of Investments

December 31, 2022

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 98.12%

COMMON STOCKS 98.12%

Aerospace & Defense 2.31%
Curtiss-Wright Corp.	148,040	$24,721,200

Automobiles 0.59%
Harley-Davidson, Inc.	152,410	6,340,256

Banks 3.83%
Columbia Banking System, Inc.	363,450	10,950,749
East West Bancorp, Inc.	235,450	15,516,155
Popular, Inc.	220,020	14,591,726
Total		41,058,630

Beverages 1.30%
Carlsberg A/S Class B (Denmark)(a)	105,380	13,978,335

Biotechnology 1.55%
Horizon Therapeutics plc*	145,541	16,562,566

Building Products 1.56%
Masco Corp.	357,150	16,668,191

Capital Markets 5.49%
Ameriprise Financial, Inc.	82,670	25,740,958
Evercore, Inc. Class A	131,850	14,382,198
KKR & Co., Inc.	403,310	18,721,650
Total		58,844,806

Chemicals 2.95%
Corteva, Inc.	224,910	13,220,210
Valvoline, Inc.	564,548	18,432,492
Total		31,652,702

Communications Equipment 1.49%
F5, Inc.*	111,530	16,005,670

Construction & Engineering 4.35%
AECOM	248,670	21,119,543
EMCOR Group, Inc.	171,800	25,445,298
Total		46,564,841
Investments	Shares	Fair Value
Construction Materials 1.71%
Eagle Materials, Inc.	138,090	$18,345,256

Containers & Packaging 1.22%
Avery Dennison Corp.	72,280	13,082,680

Diversified Financial Services 0.50%
Equitable Holdings, Inc.	186,730	5,359,151

Electric: Utilities 4.58%
Entergy Corp.	185,030	20,815,875
NRG Energy, Inc.	340,977	10,849,888
Portland General Electric Co.	355,370	17,413,130
Total		49,078,893

Electrical Equipment 1.54%
Sensata Technologies Holding plc	409,200	16,523,496

Electronic Equipment, Instruments & Components 1.70%
Teledyne Technologies, Inc.*	45,430	18,167,911

Energy Equipment & Services 2.09%
NOV, Inc.	1,074,300	22,442,127

Equity Real Estate Investment Trusts 6.28%
American Homes 4 Rent Class A	449,930	13,560,890
Camden Property Trust	130,240	14,571,252
First Industrial Realty Trust, Inc.	223,570	10,789,488
Kimco Realty Corp.	860,500	18,225,390
Life Storage, Inc.	102,900	10,135,650
Total		67,282,670

Food & Staples Retailing 1.74%
BJ’s Wholesale Club Holdings, Inc.*	281,190	18,603,530

See Notes to Financial Statements.	9

Schedule of Investments (continued)

December 31, 2022

Investments	Shares	Fair Value
Health Care Providers & Services 5.39%
AmerisourceBergen Corp.	124,940	$20,703,808
Molina Healthcare, Inc.*	68,160	22,507,795
Tenet Healthcare Corp.*	298,860	14,581,379
Total		57,792,982

Hotels, Restaurants & Leisure 1.49%
Caesars Entertainment, Inc.*	385,150	16,022,240

Household Durables 1.47%
Helen of Troy Ltd.*	141,840	15,731,474

Household Products 2.15%
Reynolds Consumer Products, Inc.	178,830	5,361,323
Spectrum Brands Holdings, Inc.	290,270	17,683,249
Total		23,044,572

Information Technology Services 3.00%
Euronet Worldwide, Inc.*	159,690	15,071,542
Global Payments, Inc.	172,490	17,131,707
Total		32,203,249

Insurance 10.19%
Allstate Corp. (The)	199,460	27,046,776
American Financial Group, Inc./OH	113,470	15,577,161
Arch Capital Group Ltd.*	311,660	19,566,015
Arthur J Gallagher & Co.	99,880	18,831,375
Assurant, Inc.	93,230	11,659,344
RenaissanceRe Holdings Ltd.	89,900	16,562,277
Total		109,242,948

Machinery 7.56%
Crane Holdings Co.	188,940	18,979,023
Otis Worldwide Corp.	241,960	18,947,888
Parker-Hannifin Corp.	86,060	25,043,460
Westinghouse Air Brake Technologies Corp.	180,820	18,047,644
Total		81,018,015
Investments	Shares	Fair Value
Media 1.16%
Nexstar Media Group, Inc.	70,950	$12,418,379

Metals & Mining 1.84%
Alcoa Corp.	172,310	7,834,935
Reliance Steel & Aluminum Co.	58,620	11,867,033
Total		19,701,968

Multi-Utilities 1.79%
CMS Energy Corp.	303,340	19,210,522

Oil, Gas & Consumable Fuels 4.02%
Chesapeake Energy Corp.	229,912	21,696,796
Devon Energy Corp.	347,520	21,375,955
Total		43,072,751

Pharmaceuticals 2.32%
Organon & Co.	888,880	24,826,418

Semiconductors & Semiconductor Equipment 1.20%
Teradyne, Inc.	146,770	12,820,360

Specialty Retail 1.69%
AutoZone, Inc.*	7,330	18,077,099

Technology Hardware, Storage & Peripherals 1.70%
NetApp, Inc.	302,500	18,168,150

Textiles, Apparel & Luxury Goods 2.35%
Deckers Outdoor Corp.*	28,901	11,536,123
Tapestry, Inc.	357,680	13,620,455
Total		25,156,578

Trading Companies & Distributors 2.02%
AerCap Holdings NV (Ireland)*(a)	370,380	21,600,562
Total Common Stocks (cost $967,408,652)		1,051,391,178

10	See Notes to Financial Statements.

Schedule of Investments (concluded)

December 31, 2022

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 1.91%

Repurchase Agreements 1.91%
Repurchase Agreement dated 12/30/2022, 2.05% due 1/3/2023 with Fixed Income Clearing Corp. collateralized by $17,298,900 of U.S. Treasury Inflation Indexed Note at 0.250% due 1/15/2025; value: $20,918,530; proceeds: $20,513,015 (cost $20,508,343)	$20,508,343	$20,508,343
Total Investments in Securities 100.03% (cost $987,916,995)		1,071,899,521
Other Assets and Liabilities – Net (0.03)%		(298,091)
Net Assets 100.00%		$1,071,601,430

*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of December 31, 2022 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Beverages	$–	$13,978,335	$–	$13,978,335
Remaining Industries	1,037,412,843	–	–	1,037,412,843
Short-Term Investments
Repurchase Agreements	–	20,508,343	–	20,508,343
Total	$1,037,412,843	$34,486,678	$–	$1,071,899,521

(1)	Refer to Note 2(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the year in relation to the Fund’s net assets.

See Notes to Financial Statements.	11

Statement of Assets and Liabilities

December 31, 2022

ASSETS:
Investments in securities, at fair value (cost $987,916,995)	$1,071,899,521
Cash	1,217
Foreign cash, at value (cost $1)	1
Receivables:
Investment securities sold	1,615,686
Interest and dividends	805,098
Capital shares sold	345,744
Prepaid expenses and other assets	8,224
Total assets	1,074,675,491
LIABILITIES:
Payables:
12b-1 distribution plan	824,114
Capital shares reacquired	818,494
Directors’ fees	553,550
Management fee	543,648
Fund administration	37,037
Accrued expenses	297,218
Total liabilities	3,074,061
NET ASSETS	$1,071,601,430
COMPOSITION OF NET ASSETS:
Paid-in capital	$990,866,822
Total distributable earnings (loss)	80,734,608
Net Assets	$1,071,601,430

12	See Notes to Financial Statements.

Statement of Assets and Liabilities (concluded)

December 31, 2022

Net assets by class:
Class A Shares	$808,839,491
Class C Shares	$23,866,960
Class F Shares	$62,472,933
Class F3 Shares	$19,312,343
Class I Shares	$86,662,091
Class P Shares	$26,567,584
Class R2 Shares	$1,800,280
Class R3 Shares	$16,485,897
Class R4 Shares	$8,032,249
Class R5 Shares	$3,357,744
Class R6 Shares	$14,203,858
Outstanding shares by class:
Class A Shares (1.18 billion shares of common stock authorized, $.001 par value)	28,734,160
Class C Shares (200 million shares of common stock authorized, $.001 par value)	927,807
Class F Shares (472.5 million shares of common stock authorized, $.001 par value)	2,242,539
Class F3 Shares (472.5 million shares of common stock authorized, $.001 par value)	688,111
Class I Shares (472.5 million shares of common stock authorized, $.001 par value)	3,112,385
Class P Shares (200 million shares of common stock authorized, $.001 par value)	981,729
Class R2 Shares (200 million shares of common stock authorized, $.001 par value)	65,132
Class R3 Shares (381.6 million shares of common stock authorized, $.001 par value)	592,337
Class R4 Shares (381.6 million shares of common stock authorized, $.001 par value)	286,126
Class R5 Shares (381.6 million shares of common stock authorized, $.001 par value)	120,658
Class R6 Shares (381.6 million shares of common stock authorized, $.001 par value)	506,266
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$28.15
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$29.87
Class C Shares-Net asset value	$25.72
Class F Shares-Net asset value	$27.86
Class F3 Shares-Net asset value	$28.07
Class I Shares-Net asset value	$27.84
Class P Shares-Net asset value	$27.06
Class R2 Shares-Net asset value	$27.64
Class R3 Shares-Net asset value	$27.83
Class R4 Shares-Net asset value	$28.07
Class R5 Shares-Net asset value	$27.83
Class R6 Shares-Net asset value	$28.06

See Notes to Financial Statements.	13

Statement of Operations

For the Year Ended December 31, 2022

Investment income:
Dividends (net of foreign withholding taxes of $121,311)	$25,051,655
Interest and other	255,092
Interest earned from Interfund Lending (See Note 10)	1,861
Total investment income	25,308,608
Expenses:
Management fee	7,028,560
12b-1 distribution plan–Class A	2,168,325
12b-1 distribution plan–Class C	282,190
12b-1 distribution plan–Class F	83,576
12b-1 distribution plan–Class P	129,432
12b-1 distribution plan–Class R2	10,846
12b-1 distribution plan–Class R3	90,463
12b-1 distribution plan–Class R4	21,631
Shareholder servicing	1,168,627
Fund administration	486,285
Registration	157,477
Reports to shareholders	132,768
Professional	67,636
Directors’ fees	22,165
Custody	16,567
Other	108,902
Gross expenses	11,975,450
Expense reductions (See Note 8)	(13,916)
Fees waived and expenses reimbursed (See Note 3)	(16,567)
Net expenses	11,944,967
Net investment income	13,363,641
Net realized and unrealized gain (loss):
Net realized gain (loss) on investments	75,078,411
Net realized gain (loss) on foreign currency related transactions	4,534
Net change in unrealized appreciation/depreciation on investments	(250,662,552)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	(6,585)
Net realized and unrealized gain (loss)	(175,586,192)
Net Decrease in Net Assets Resulting From Operations	$(162,222,551)

14	See Notes to Financial Statements.

Statements of Changes in Net Assets

INCREASE (DECREASE) IN NET ASSETS	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021
Operations:
Net investment income	$13,363,641	$11,325,714
Net realized gain (loss) on investments and foreign currency related transactions	75,082,945	200,177,926
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(250,669,137)	151,579,949
Net increase (decrease) in net assets resulting from operations	(162,222,551)	363,083,589
Distributions to shareholders:
Class A	(64,554,019)	(79,311,679)
Class C	(1,919,850)	(2,811,836)
Class F	(5,211,363)	(11,217,117)
Class F3	(1,584,133)	(1,970,609)
Class I	(8,094,551)	(17,318,224)
Class P	(2,128,453)	(2,763,186)
Class R2	(137,274)	(156,896)
Class R3	(1,300,183)	(1,774,628)
Class R4	(647,349)	(657,552)
Class R5	(280,345)	(360,579)
Class R6	(1,173,248)	(1,576,237)
Total distributions to shareholders	(87,030,768)	(119,918,543)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	162,355,263	76,876,876
Reinvestment of distributions	78,934,067	109,625,072
Cost of shares reacquired	(421,444,364)	(243,940,024)
Net decrease in net assets resulting from capital share transactions	(180,155,034)	(57,438,076)
Net increase (decrease) in net assets	(429,408,353)	185,726,970
NET ASSETS:
Beginning of year	$1,501,009,783	$1,315,282,813
End of year	$1,071,601,430	$1,501,009,783

See Notes to Financial Statements.	15

Financial Highlights

		Per Share Operating Performance:

		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment oper- ations	Net investment income	Net realized gain	Total distri- butions
Class A
12/31/2022	$34.35	$0.33	$(4.17)	$(3.84)	$(0.30)	$(2.06)	$(2.36)
12/31/2021	29.02	0.25	8.01	8.26	(0.27)	(2.66)	(2.93)
12/31/2020	28.59	0.32	0.46 (c)	0.78	(0.35)	–	(0.35)
12/31/2019	24.01	0.30	5.19	5.49	(0.25)	(0.66)	(0.91)
12/31/2018	29.90	0.25	(4.56)	(4.31)	(0.26)	(1.32)	(1.58)

Class C
12/31/2022	31.59	0.09	(3.84)	(3.75)	(0.06)	(2.06)	(2.12)
12/31/2021	26.88	–	7.39	7.39	(0.02)	(2.66)	(2.68)
12/31/2020	26.47	0.12	0.40 (c)	0.52	(0.11)	–	(0.11)
12/31/2019	22.29	0.09	4.81	4.90	(0.06)	(0.66)	(0.72)
12/31/2018	27.80	(0.03)	(4.16)	(4.19)	– (d)	(1.32)	(1.32)

Class F
12/31/2022	34.02	0.37	(4.13)	(3.76)	(0.34)	(2.06)	(2.40)
12/31/2021	28.76	0.30	7.94	8.24	(0.32)	(2.66)	(2.98)
12/31/2020	28.34	0.35	0.46 (c)	0.81	(0.39)	–	(0.39)
12/31/2019	23.80	0.34	5.16	5.50	(0.30)	(0.66)	(0.96)
12/31/2018	29.65	0.29	(4.52)	(4.23)	(0.30)	(1.32)	(1.62)

Class F3
12/31/2022	34.24	0.44	(4.16)	(3.72)	(0.39)	(2.06)	(2.45)
12/31/2021	28.92	0.37	7.97	8.34	(0.36)	(2.66)	(3.02)
12/31/2020	28.46	0.40	0.48 (c)	0.88	(0.42)	–	(0.42)
12/31/2019	23.88	0.39	5.18	5.57	(0.33)	(0.66)	(0.99)
12/31/2018	29.74	0.35	(4.55)	(4.20)	(0.34)	(1.32)	(1.66)

Class I
12/31/2022	34.01	0.40	(4.13)	(3.73)	(0.38)	(2.06)	(2.44)
12/31/2021	28.76	0.33	7.93	8.26	(0.35)	(2.66)	(3.01)
12/31/2020	28.33	0.37	0.47 (c)	0.84	(0.41)	–	(0.41)
12/31/2019	23.79	0.37	5.16	5.53	(0.33)	(0.66)	(0.99)
12/31/2018	29.66	0.30	(4.52)	(4.22)	(0.33)	(1.32)	(1.65)

Class P
12/31/2022	33.13	0.26	(4.03)	(3.77)	(0.24)	(2.06)	(2.30)
12/31/2021	28.07	0.18	7.74	7.92	(0.20)	(2.66)	(2.86)
12/31/2020	27.67	0.26	0.43 (c)	0.69	(0.29)	–	(0.29)
12/31/2019	23.25	0.23	5.04	5.27	(0.19)	(0.66)	(0.85)
12/31/2018	28.99	0.18	(4.41)	(4.23)	(0.19)	(1.32)	(1.51)

Class R2
12/31/2022	33.79	0.22	(4.11)	(3.89)	(0.20)	(2.06)	(2.26)
12/31/2021	28.58	0.13	7.88	8.01	(0.14)	(2.66)	(2.80)
12/31/2020	28.16	0.22	0.45 (c)	0.67	(0.25)	–	(0.25)
12/31/2019	23.54	0.18	5.10	5.28	– (d)	(0.66)	(0.66)
12/31/2018	29.40	0.15	(4.48)	(4.33)	(0.21)	(1.32)	(1.53)

16	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$28.15	(11.06)	1.01	1.01	1.08	$808,839	40
34.35	28.88	0.98	0.98	0.74	1,002,000	61
29.02	2.73	1.02	1.02	1.26	851,886	63
28.59	22.91	0.98	0.98	1.08	978,197	69
24.01	(14.54)	0.98	0.98	0.85	872,864	47

25.72	(11.76)	1.76	1.76	0.33	23,867	40
31.59	27.96	1.73	1.73	(0.01)	35,761	61
26.88	1.94	1.78	1.78	0.51	33,469	63
26.47	22.04	1.73	1.73	0.36	54,897	69
22.29	(15.20)	1.73	1.73	(0.11)	28,694	47

27.86	(10.93)	0.85	0.85	1.19	62,473	40
34.02	29.09	0.83	0.83	0.89	135,505	61
28.76	2.86	0.88	0.88	1.41	120,942	63
28.34	23.14	0.83	0.83	1.25	146,125	69
23.80	(14.38)	0.83	0.83	0.99	96,500	47

28.07	(10.78)	0.67	0.67	1.42	19,312	40
34.24	29.29	0.64	0.64	1.07	24,037	61
28.92	3.11	0.68	0.68	1.61	21,165	63
28.46	23.36	0.66	0.66	1.42	23,828	69
23.88	(14.25)	0.64	0.64	1.19	19,137	47

27.84	(10.85)	0.75	0.75	1.31	86,662	40
34.01	29.19	0.73	0.73	0.99	212,934	61
28.76	3.00	0.77	0.77	1.46	196,164	63
28.33	23.26	0.73	0.73	1.36	407,723	69
23.79	(14.34)	0.73	0.73	1.04	249,326	47

27.06	(11.27)	1.21	1.21	0.88	26,568	40
33.13	28.64	1.18	1.18	0.54	34,019	61
28.07	2.51	1.23	1.23	1.06	31,575	63
27.67	22.69	1.19	1.19	0.88	39,511	69
23.25	(14.71)	1.18	1.18	0.63	43,079	47

27.64	(11.40)	1.36	1.36	0.74	1,800	40
33.79	28.46	1.33	1.33	0.39	2,054	61
28.58	2.37	1.38	1.38	0.91	1,791	63
28.16	22.46	1.33	1.33	0.70	2,510	69
23.54	(14.84)	1.33	1.33	0.51	11,616	47

See Notes to Financial Statements.	17

Financial Highlights (concluded)

		Per Share Operating Performance:

		Investment Operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net invest- ment income (loss)(a)	Net realized and unrealized gain (loss)	Total from invest- ment oper- ations	Net investment income	Net realized gain	Total distri- butions
Class R3
12/31/2022	$33.99	$0.25	$(4.13)	$(3.88)	$(0.22)	$(2.06)	$(2.28)
12/31/2021	28.74	0.17	7.92	8.09	(0.18)	(2.66)	(2.84)
12/31/2020	28.32	0.25	0.44 (c)	0.69	(0.27)	–	(0.27)
12/31/2019	23.78	0.23	5.15	5.38	(0.18)	(0.66)	(0.84)
12/31/2018	29.58	0.17	(4.47)	(4.30)	(0.18)	(1.32)	(1.50)

Class R4
12/31/2022	34.27	0.33	(4.17)	(3.84)	(0.30)	(2.06)	(2.36)
12/31/2021	28.92	0.24	7.99	8.23	(0.22)	(2.66)	(2.88)
12/31/2020	28.50	0.31	0.46 (c)	0.77	(0.35)	–	(0.35)
12/31/2019	23.93	0.30	5.19	5.49	(0.26)	(0.66)	(0.92)
12/31/2018	29.79	0.24	(4.54)	(4.30)	(0.24)	(1.32)	(1.56)

Class R5
12/31/2022	34.00	0.40	(4.13)	(3.73)	(0.38)	(2.06)	(2.44)
12/31/2021	28.75	0.34	7.92	8.26	(0.35)	(2.66)	(3.01)
12/31/2020	28.32	0.38	0.46 (c)	0.84	(0.41)	–	(0.41)
12/31/2019	23.79	0.38	5.14	5.52	(0.33)	(0.66)	(0.99)
12/31/2018	29.66	0.34	(4.56)	(4.22)	(0.33)	(1.32)	(1.65)

Class R6
12/31/2022	34.23	0.44	(4.16)	(3.72)	(0.39)	(2.06)	(2.45)
12/31/2021	28.91	0.37	7.97	8.34	(0.36)	(2.66)	(3.02)
12/31/2020	28.45	0.40	0.48 (c)	0.88	(0.42)	–	(0.42)
12/31/2019	23.88	0.39	5.17	5.56	(0.33)	(0.66)	(0.99)
12/31/2018	29.74	0.36	(4.56)	(4.20)	(0.34)	(1.32)	(1.66)

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for Classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized gain (loss) in the Statement of Operations for the year ended December 31, 2020, primarily due to the timing of the sales and repurchases of the Fund’s shares in relation to fluctuating market values of the Fund’s portfolio.
(d)	Amount less than $0.01.

18	See Notes to Financial Statements.

		Ratios to Average Net Assets:			Supplemental Data:
Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimburse- ments (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$27.83	(11.31)	1.26	1.26	0.83	$16,486	40
33.99	28.58	1.23	1.23	0.49	22,910	61
28.74	2.46	1.28	1.28	1.01	20,618	63
28.32	22.65	1.23	1.23	0.84	26,024	69
23.78	(14.66)	1.23	1.23	0.59	20,815	47

28.07	(11.09)	1.01	1.01	1.09	8,032	40
34.27	28.90	0.98	0.98	0.73	8,477	61
28.92	2.71	1.03	1.03	1.26	17,417	63
28.50	22.96	0.98	0.98	1.09	18,203	69
23.93	(14.54)	0.98	0.98	0.83	12,678	47

27.83	(10.85)	0.76	0.76	1.33	3,358	40
34.00	29.20	0.73	0.73	1.00	4,211	61
28.75	3.00	0.78	0.78	1.52	3,654	63
28.32	23.22	0.73	0.73	1.38	3,951	69
23.79	(14.33)	0.73	0.73	1.17	424	47

28.06	(10.79)	0.67	0.67	1.42	14,204	40
34.23	29.30	0.64	0.64	1.07	19,102	61
28.91	3.11	0.68	0.68	1.62	16,603	63
28.45	23.32	0.66	0.66	1.42	23,949	69
23.88	(14.25)	0.64	0.64	1.22	16,363	47

See Notes to Financial Statements.	19

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Mid Cap Stock Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was incorporated under Maryland law on March 14, 1983.

The Fund’s investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace. The Fund has eleven active classes of shares: Class A, C, F, F3, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class C, F, F3, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); and Class C shares redeemed before the first anniversary of purchase. Class C shares automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted, provided that the Fund or financial intermediary through which a shareholder purchased Class C shares has records verifying that the C shares have been held at least eight years. The Fund’s Class P shares are closed to substantially all new investors, with certain exceptions as set forth in the Fund’s prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”), as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a Pricing Committee that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Board has approved the use of an independent fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices.

Notes to Financial Statements (continued)

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other, if applicable, on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended December 31, 2019 through December 31, 2022. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. In addition, Class F3 and R6 bear only their class-specific shareholder servicing expenses. Class A, C, F, P, R2, R3, and R4 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Foreign Transactions–The books and records of the Fund are maintained in U.S. dollars and transactions denominated in foreign currencies are recorded in the Fund’s records at the rate prevailing when earned or recorded. Asset and liability accounts that are denominated in foreign currencies are adjusted daily to reflect current exchange rates and any unrealized gain (loss), if applicable, is included in Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies on the Fund’s Statement of Operations. The resultant exchange gains and losses upon settlement of such transactions, if applicable, are included in Net realized gain (loss) on foreign currency related transactions

Notes to Financial Statements (continued)

on the Fund’s Statement of Operations. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in market prices of the securities.

The Fund uses foreign currency exchange contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

(g)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

(h)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of December 31, 2022 and, if applicable, Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to Financial Statements (continued)

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett provides the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio. The management fee is accrued daily and payable monthly.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $200 million	.75%
Next $300 million	.65%
Over $500 million	.50%

For the fiscal year ended December 31, 2022, the effective management fee was at an annualized rate of .58% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets. The fund administration fee is accrued daily and payable monthly. Lord Abbett voluntarily waived $16,567 of fund administration fee during the fiscal year ended December 31, 2022.

12b–1  Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b–1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The distribution and service fees are accrued daily and payable monthly. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A		Class C	Class F(1)	Class P	Class R2	Class R3	Class R4
Service	.25%	(2)	.25%	–	.25%	.25%	.25%	.25%
Distribution	–		.75%	.10%	.20%	.35%	.25%	–

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.
(1)	The Class F shares Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Fund’s prospectus.
(2)	Annual service fee on shares sold prior to June 1, 1990 was .15% of the average daily net assets attributable to Class A shares.

Class F3, Class I, Class R5 and Class R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended December 31, 2022:

Distributor Commissions	Dealers’ Concessions
$21,361	$117,892

Distributor received CDSCs of $134 and $1,171 for Class A and Class C shares, respectively, for the fiscal year ended December 31, 2022.

One Director and certain of the Fund’s officers have an interest in Lord Abbett.

Notes to Financial Statements (continued)

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least semi-annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended December 31, 2022 and 2021 was as follows:

	Year Ended 12/31/2022	Year Ended 12/31/2021
Distributions paid from:
Ordinary income	$12,413,229	$39,832,562
Net long-term capital gains	74,617,539	80,085,981
Total distributions paid	$87,030,768	$119,918,543

As of December 31, 2022, the components of accumulated gains (losses) on a tax-basis were as follows:

Undistributed long-term capital gains	$3,446,518
Total undistributed earnings	3,446,518
Temporary differences	(553,550)
Unrealized gains – net	77,841,640
Total accumulated gains – net	$80,734,608

As of December 31, 2022, the aggregate unrealized security gains and losses on investments and other financial instruments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$994,051,358
Gross unrealized gain	147,030,471
Gross unrealized loss	(69,182,308)
Net unrealized security gain	$77,848,163

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to the tax treatment of certain distributions received and wash sales.

Permanent items identified during the fiscal year ended December 31, 2022 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Total distributable earnings (loss)	Paid-in Capital
$(15,125,916)	$15,125,916

The permanent differences are attributable to the tax treatment of certain distributions.

Notes to Financial Statements (continued)

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended December 31, 2022 were as follows:

Purchases	Sales
$475,352,462	$744,172,085

There were no purchases or sales of U.S. Government securities for the fiscal year ended December 31, 2022.

The Fund is permitted to purchase and sell securities (“cross-trade”) from and to other Lord Abbett funds or client accounts pursuant to procedures approved by the Board in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at a fair market price in compliance with provisions of the Rule. For the fiscal year ended December 31, 2022, the Fund engaged in cross-trade sales of $3,768,743 which resulted in a net realized gain of $310,083.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the Statement of Assets and Liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by the counterparty. A master netting agreement is an agreement between a fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreements	$20,508,343	$–	$20,508,343
Total	$20,508,343	$–	$20,508,343

	Net Amount of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$20,508,343	$–	$–	$(20,508,343)	$–
Total	$20,508,343	$–	$–	$(20,508,343)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets (liabilities) presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of December 31, 2022.

Notes to Financial Statements (continued)

7.	DIRECTORS’ REMUNERATION

The Fund’s officers and one Director, who are associated with Lord Abbett do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors may elect to defer receipt of a portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the Fund. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

8.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

For the period ended August 3, 2022, the Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $1.275 billion (the “Syndicated Facility”) whereas State Street Bank and Trust Company (“SSB”) participated as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds entered into a Syndicated Facility with various lenders for $1.625 billion whereas SSB participates as a lender and as agent for the lenders. The Participating Funds were subject to graduated borrowing limits of one-third of fund net assets (if fund net assets are less than $750 million), $250 million, $300 million, $700 million, or $1 billion, based on past borrowings and likelihood of future borrowings, among other factors.

For the period ended August 3, 2022, the Participating Funds were party to an additional line of credit facility with SSB for $330 million (the “Bilateral Facility”), $250 million committed and $80 million uncommitted. Under the Bilateral Facility, the Participating Funds are subject to graduated borrowing limits of one-third of fund net assets (if net assets are less than $750 million), $250 million, $300 million, or $330 million, based on past borrowings and likelihood of future borrowings, among other factors.

Effective August 4, 2022, the Participating Funds are party to an additional uncommitted line of credit facility with SSB for $330 million. Under the Bilateral Facility, the Participating Funds are subject to borrowing limits of one-third of fund net assets (if net assets are less than $750 million), or $250 million based on past borrowings and likelihood of future borrowings, among other factors.

The Syndicated Facility and the Bilateral Facility are to be used for temporary or emergency purposes as additional sources of liquidity to satisfy redemptions.

For the year ended December 31, 2022, the Fund did not utilize the Syndicated Facility or Bilateral Facility.

Notes to Financial Statements (continued)

10.	INTERFUND LENDING PROGRAM

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC exemptive order”) certain registered open-end management investment companies managed by Lord Abbett, including the Fund, participate in a joint lending and borrowing program (the “Interfund Lending Program”). The SEC exemptive order allows the funds that participate in the Interfund Lending Program to borrow money from and lend money to each other for temporary or emergency purposes subject to the limitations and conditions.

For the fiscal year ended December 31, 2022 the Fund participated as a lender in the Interfund Lending Program. For the period in which the loan was outstanding, the average amount loaned, interest rate and interest income were as follows:

Average Amount Loaned	Average Interest Rate	Interest Income*
$14,834,882	2.14%	$1,861

*	Statement of Operations location: Interest earned from Interfund Lending.

11.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

12.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Any income earned from securities lending is included in Securities lending net income on the Fund’s Statement of Operations.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of December 31, 2022, the Fund did not loan any securities.

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing, as well as the particular risks associated with value and mid-sized company stocks. The value of an

Notes to Financial Statements (continued)

investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests. The market may fail to recognize for a long time the intrinsic value of particular value stocks the Fund may hold. Value investing is also subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. The mid-sized company stocks in which the Fund invests may be less able to weather economic shifts or other adverse developments than those of larger, more established companies. Accordingly, mid-sized company securities tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. In addition, if the Fund’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a favorable market.

Because the Fund invests in real estate investment trusts (“REITS”), it may be subject to the risks that impact the value of the underlying properties or mortgages of the REITs in which it invests. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income, and changes in local, regional, or general economic conditions.

Due to the Fund’s investment exposure to foreign companies and American Depositary Receipts, the Fund may experience increased market, liquidity, currency, political, information, and other risks. As compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. The securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

Geopolitical and other events (e.g., wars, terrorism, natural disasters, epidemics or pandemics such as the COVID-19 outbreak which began in late 2019) may disrupt securities markets and adversely affect global economies and markets, thereby decreasing the value of the Fund’s investments. Market disruptions can also prevent the Fund from implementing its investment strategies and achieving its investment objective.

The transmission of COVID-19 and efforts to contain its spread have resulted in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, event cancellations and restrictions, service cancellations, reductions and other changes, significant challenges in healthcare service preparation and delivery, and prolonged quarantines, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has, and could again, negatively affect the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways.

The COVID-19 pandemic and its effects may last for an extended period of time. Although the long-term economic fallout of COVID-19 is difficult to predict, it has contributed to, and is likely

Notes to Financial Statements (continued)

to continue to contribute to, market volatility, inflation, and systemic economic weakness. The foregoing could disrupt the operations of the Fund and its service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

These factors, and others, can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2022		Year Ended December 31, 2021
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	874,930	$26,472,283	996,537	$33,657,836
Converted from Class C*	115,315	3,524,507	12,941	440,544
Reinvestment of distributions	2,090,222	58,644,437	2,188,166	72,034,422
Shares reacquired	(3,513,198)	(106,520,406)	(3,383,752)	(114,198,894)
Decrease	(432,731)	$(17,879,179)	(186,108)	$(8,066,092)
Class C Shares
Shares sold	60,392	$1,690,673	126,270	$3,998,360
Reinvestment of distributions	73,445	1,887,663	91,762	2,778,552
Shares reacquired	(212,136)	(5,946,653)	(317,179)	(9,826,394)
Converted to Class A*	(125,958)	(3,524,507)	(14,020)	(440,544)
Decrease	(204,257)	$(5,892,824)	(113,167)	$(3,490,026)
Class F Shares
Shares sold	419,045	$12,346,588	469,598	$15,741,935
Reinvestment of distributions	178,167	4,950,141	290,601	9,473,604
Shares reacquired	(2,337,500)	(72,282,678)	(981,989)	(33,139,206)
Decrease	(1,740,288)	$(54,985,949)	(221,790)	$(7,923,667)
Class F3 Shares
Shares sold	70,024	$2,133,156	75,234	$2,557,648
Reinvestment of distributions	56,664	1,584,133	60,061	1,970,609
Shares reacquired	(140,508)	(4,301,378)	(165,258)	(5,533,347)
Decrease	(13,820)	$(584,089)	(29,963)	$(1,005,090)
Class I Shares
Shares sold	3,536,462	$106,477,743	184,349	$6,279,510
Reinvestment of distributions	251,676	7,035,404	531,119	17,309,159
Shares reacquired	(6,935,803)	(209,642,843)	(1,276,466)	(43,156,123)
Decrease	(3,147,665)	$(96,129,696)	(560,998)	$(19,567,454)
Class P Shares
Shares sold	183,525	$5,475,473	116,637	$3,808,715
Reinvestment of distributions	78,728	2,124,628	86,880	2,758,445
Shares reacquired	(307,409)	(9,205,691)	(301,486)	(9,890,413)
Decrease	(45,156)	$(1,605,590)	(97,969)	$(3,323,253)
Class R2 Shares
Shares sold	9,807	$293,473	8,575	$279,608
Reinvestment of distributions	3,978	109,594	3,916	126,810
Shares reacquired	(9,444)	(288,096)	(14,358)	(480,425)
Increase (decrease)	4,341	$114,971	(1,867)	$(74,007)

Notes to Financial Statements (concluded)

	Year Ended December 31, 2022		Year Ended December 31, 2021
Class R3 Shares	Shares	Amount	Shares	Amount
Shares sold	54,160	$1,654,475	94,752	$3,127,639
Reinvestment of distributions	46,841	1,300,156	54,487	1,774,627
Shares reacquired	(182,679)	(5,742,513)	(192,532)	(6,284,073)
Decrease	(81,678)	$(2,787,882)	(43,293)	$(1,381,807)
Class R4 Shares
Shares sold	94,776	$3,067,790	122,374	$4,147,107
Reinvestment of distributions	18,558	518,845	14,261	468,331
Shares reacquired	(74,583)	(2,210,730)	(491,482)	(16,511,938)
Increase (decrease)	38,751	$1,375,905	(354,847)	$(11,896,500)
Class R5 Shares
Shares sold	20,401	$600,903	24,874	$821,177
Reinvestment of distributions	2,973	82,404	3,371	109,838
Shares reacquired	(26,563)	(814,895)	(31,484)	(1,039,308)
Decrease	(3,189)	$(131,588)	(3,239)	$(108,293)
Class R6 Shares
Shares sold	68,998	$2,142,706	74,538	$2,457,341
Reinvestment of distributions	24,935	696,662	25,021	820,675
Shares reacquired	(145,643)	(4,488,481)	(115,899)	(3,879,903)
Decrease	(51,710)	$(1,649,113)	(16,340)	$(601,887)

*	Automatic conversion of Class C shares occurs on the 25th day of the month (or, if the 25th day was not a business day, the next business day thereafter) following the eighth anniversary of the month on which the purchase order was accepted.

Report of Independent Registered Public Accounting Firm

To the shareholders and the Board of Directors of Lord Abbett Mid Cap Stock Fund, Inc.

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Lord Abbett Mid Cap Stock Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP
New York, New York
February 24, 2023

We have served as the auditor of one or more Lord Abbett Family of Funds’ investment companies since 1932.

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of organization. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the investment adviser. Generally, each Board member holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord, Abbett & Co. LLC (“Lord Abbett”), a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Independent Board Members

The following Independent Board Members also are board members of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Board member since 2011; Vice Chair since 2023	Principal Occupation: None. Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Board member since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Previously served as director of Anthem, Inc., a health benefits company (1994–2021).

Kathleen M. Lutito Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1963)	Board member since 2017	Principal Occupation: President and Chief Investment Officer of CenturyLink Investment Management Company (since 2006). Other Directorships: None.

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2012	Principal Occupation: Owner of McTaggart LLC (since 2011). Other Directorships: None.

Charles O. Prince Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1950)	Board member since 2019	Principal Occupation: None. Formerly Chair and Chief Executive Officer, Citigroup, Inc. (Retired 2007).

Other Directorships: Previously served as director of Johnson & Johnson (2005–2022). Previously served as director of Xerox Corporation (2007–2018).

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Karla M. Rabusch Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2017	Principal Occupation: President and Director of Wells Fargo Funds Management, LLC (2003–2017); President of Wells Fargo Funds (2003–2016). Other Directorships: None.

Lorin Patrick Taylor Radtke Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1968)	Board member since 2021	Principal Occupation: Partner and Co-Founder of M Seven 8 Partners LLC, a venture capital firm (since 2016). Formerly Partner, Goldman Sachs (1992–2016).

Other Directorships: Currently serves as director of Assured Guaranty (2021–Present), Virtual Combine (2018–Present), and Mariposa Family Learning Center (2021–Present). Previously served as director of SummerMoon Coffee (2022).

Leah Song Richardson Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1966)	Board member since 2021	Principal Occupation: President of Colorado College (since 2021) and was formerly Dean at University of California, Irvine – School of Law (2017–2021) and formerly Professor of Law at University of California, Irvine (2014–2017).

Other Directorships: None.

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Board member since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (2009–2021). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Board member since 2006; Chair since 2017	Principal Occupation: Chair of Tullis Health Investors – FL LLC (since 2018); CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (1990–2016).

Other Directorships: Currently serves as Chair of Crane Co. (since 2020, director since 1998), Director of Alphatec Spine (since 2018), and Director of Exagen Inc. (since 2019). Previously served as director of electroCore, Inc. (2018–2020).

Interested Board Members

Mr. Sieg is affiliated with Lord Abbett and is an “interested person” of the Fund as defined in the Act. Mr. Sieg is a board member of each of the 15 investment companies in the Lord Abbett Family of Funds, which consist of 63 investment portfolios. Mr. Sieg is an officer of the Lord Abbett Family of Funds.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years
Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Board member since 2016	Principal Occupation: Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994. Other Directorships: None.

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Douglas B. Sieg (1969)	President and Chief Executive Officer	Elected as President and Chief Executive Officer in 2018	Managing Partner of Lord Abbett (since 2018) and was formerly Head of Client Services, joined Lord Abbett in 1994.

Jackson C. Chan (1964)	AML Compliance Officer	Elected in 2018	Deputy Chief Compliance Officer and Director of Regulatory Affairs, joined Lord Abbett in 2014.

Michael J. Hebert (1976)	Chief Financial Officer and Treasurer	Elected as Chief Financial Officer and Treasurer in 2021	Head of Global Fund Finance, joined Lord Abbett in 2021 and was formerly Vice President at Eaton Vance Management (EVM) (2014–2021) and Calvert Research & Management (CRM) (2016–2021), and Assistant Treasurer of registered investment companies managed, advised or administered by EVM and CRM during such years.

Jennifer C. Karam (1970)	Vice President and Assistant Secretary	Elected in 2022	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2012.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014.

Parker J. Milender (1989)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2021 and was formerly an Associate at Milbank LLP (2017–2021).

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years
Matthew A. Press (1987)	Vice President and Assistant Secretary	Elected in 2023	Counsel, joined Lord Abbett in 2022 and was formerly an Associate at Clifford Chance US LLP (2014–2022).

Lawrence B. Stoller (1963)	Vice President, Secretary and Chief Legal Officer	Elected as Vice President and Secretary in 2007 and Chief Legal Officer in 2019	Partner and General Counsel, joined Lord Abbett in 2007.

Victoria Zozulya (1983)	Vice President and Assistant Secretary	Elected in 2022	Counsel, joined Lord Abbett in 2022 and was formerly Senior Director and Counsel at Equitable (2018–2022) and Assistant General Counsel at Neuberger Berman (2014–2018).

Nicholas D. Emguschowa (1986)	Data Protection Officer	Elected in 2022	Assistant General Counsel, joined Lord Abbett in 2018 and was formerly Associate at Shearman & Sterling (2014–2018).

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Board members. It is available free upon request.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report (or related notice of internet availability of annual report and semiannual report) to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters as an attachment to Form N-PORT. Copies of the filings are available without charge, upon request on the SEC’s website at www.sec.gov and may be available by calling Lord Abbett at 888-522-2388.

Tax Information (unaudited)
94% of the ordinary income distributions paid by the Fund during fiscal year ended December 31, 2022 is qualified dividend income. For corporate shareholders, 93% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to the shareholders during the fiscal year ended December 31, 2022, $1,405,208 and $74,617,539, respectively, represent short-term capital gains and long-term capital gains.

This report, when not used for the general information of shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Mid Cap Stock Fund, Inc.	LAMCVF-2 (2/23)

Item 2:	Code of Ethics.
(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended December 31, 2022 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 13(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: Evelyn E. Guernsey, Karla M. Rabusch and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended December 31, 2022 and 2021 by the Registrant's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, "Deloitte") were as follows:

	Fiscal year ended:
	2022	2021
Audit Fees {a}	$43,000	$41,000
Audit-Related Fees	- 0 -	- 0 -
Total audit and audit-related fees	43,000	41,000

Tax Fees {b}	- 0 -	5,166
All Other Fees	- 0 -	- 0 -

Total Fees	$43,000	$46,166

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Fees for the fiscal year ended December 31, 2021 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chair, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chair will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended December 31, 2022 and 2021 were:

	Fiscal year ended:
	2022	2021
All Other Fees {a}	$270,000	$220,000

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended December 31, 2022 and 2021 were:

	Fiscal year ended:
	2022	2021
All Other Fees	$ - 0 -	$ - 0-

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

(i) Not Applicable.

(j) Not Applicable.

Item 5:	Audit Committee of Listed Registrants.
Not applicable.

Item 6:	Investments.
The Schedule of Investments is included as part of the Reports to Shareholders under Item 1.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.
Not applicable.

Item 11:	Controls and Procedures.
(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable.

Item 13:	Exhibits.
(a)(1)	The Lord Abbett Family of Funds Sarbanes-Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of EX-99.CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT MID CAP STOCK FUND, INC.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 24, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Douglas B. Sieg
Douglas B. Sieg
President and Chief Executive Officer

Date: February 24, 2023

By:	/s/ Michael J. Hebert
Michael J. Hebert
Chief Financial Officer and Treasurer

Date: February 24, 2023